UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

BROADSCALE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40057	85-3814555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 849-9975

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-fourth of one redeemable warrant	SCLEU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	SCLE	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	SCLEW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 17, 2021, Broadscale Acquisition Corp. (the “Company”) consummated the sale of 34,500,000 units (the “Units”) in its initial public offering (the “IPO”), including the issuance of 4,500,000 Units as a result of the Underwriters' exercise of their Over-Allotment Option (as defined below) in full. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one-fourth of one redeemable warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $345,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 4,500,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on February 12, 2021, the Underwriters notified the Company that they were exercising the Over-Allotment Option in full. Immediately following the consummation of the IPO, there were an aggregate of 43,125,000 shares of the Company’s common stock issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-252449) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on January 27, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 11, 2021 (the “Underwriting Agreement”), between the Company and Morgan Stanley & Co. LLC, as representative of the Underwriters;

●	An Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated February 11, 2021, among the Company and certain security holders of the Company;

●	A Letter Agreement, dated February 11, 2021, by and among the Company, its officers, its directors and Nokomis ESG Sponsor, LLC (the “Sponsor”);

●	A Warrant Purchase Agreement, dated February 11, 2021, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated February 11, 2021, between the Company and the Sponsor.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference. Also attached as exhibits are specimen certificates for the Units, Common Stock and Warrants, forms of which were previously filed as exhibits to the Registration Statement, each of which is incorporated herein by this reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 6,266,667 warrants (the “Placement Warrants”) in a private placement transaction at a price of $1.50 per Placement Warrant, generating gross proceeds of $9,400,000. The Placement Warrants were purchased by the Sponsor and are identical to the Warrants included in the IPO except that, so long as they are held by the Sponsor or their permitted transferees, (a) they are not redeemable by the Company for cash, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, (c) they may be exercised on a cashless basis and (d) they are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. A copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01.	Other Events.

A total of $345,000,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $12,075,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or up to $100,000 in dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) in connection with a stockholder vote to amend the Amended and Restated Certificate (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial business combination or to redeem 100% of its Common Stock if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of all shares of Common Stock issued in the IPO if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO or during any extended time that the Company has to consummate a business combination beyond 24 months as a result of a stockholder vote to amend the Amended and Restated Certificate, subject to applicable law.

A copy of the press release issued by the Company on February 11, 2021 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on February 17, 2021 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2021, between the Company and Morgan Stanley & Co. LLC.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 12, 2021.

4.1	Warrant Agreement, dated February 11, 2021, between Continental Stock Transfer & Trust Company and the Company.

4.2	Specimen Unit Certificate.

4.3	Specimen Class A Common Stock Certificate.

4.4	Specimen Warrant Certificate (included in Exhibit 4.1).

10.1	Letter Agreement, dated February 11, 2021, by and among the Company, its officers, its directors and Nokomis ESG Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated February 11, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated February 11, 2021, among the Company and certain security holders.

10.4	Warrant Purchase Agreement, dated February 11, 2021, between the Company and Nokomis ESG Sponsor, LLC.

10.5	Administrative Services Agreement, dated February 11, 2021, between the Company and Nokomis ESG Sponsor, LLC.

99.1	Press Release, dated February 11, 2021 (pricing of the IPO).

99.2	Press Release, dated February 17, 2021 (closing of the IPO).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2021

BROADSCALE ACQUISITION CORP.

By:	/s/ Jeffrey F. Brotman
Name:	Jeffrey F. Brotman
Title:	Chief Legal Officer and Secretary

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